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                                                                    EXHIBIT 99.3

                                                                  CONFORMED COPY

                               DATED 12 March 1998





                                WINDGUARD LIMITED


                                      -AND-


                                 AURA BOOKS PLC


                                      -AND-


                                  ANDREW BAILEY







                              SECONDMENT AGREEMENT














                                 Kimbell & Co.,
                               352 Silbury Court,
                               Silbury Boulevard,
                             Milton Keynes, MK9 2HJ.
                               TEL: (01908) 668555
                               FAX: (01908) 674344


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THIS AGREEMENT is made on 12 March 1998

BETWEEN:-

(1) WINDGUARD LIMITED a company incorporated under the laws of England and Wales, whose registered office is at 9 Grays Inn Square, London WC1R 5JF ("WINDGUARD");

(2) AURA BOOKS PLC, a company incorporated under the laws of England and Wales, whose registered office is at 14/15 Fairway Drive, Greenford, Middlesex UB6 9PW ("AURA");and

(3) ANDREW BAILEY of Lower Farmhouse, Kingston Blount, Oxfordshire OX9 4RZ (the "CONSULTANT").

IT IS AGREED as follows:-

1        PROVISION OF SERVICES

1.1 The Consultant and Windguard jointly warrant and represent to Aura that:

         1.1.1 Windguard is duly incorporated with limited liability under English law and all necessary steps have been taken to allow it to enter into and perform its obligations under this Agreement;

         1.1.2 the Consultant is at the date hereof a full-time employee of Windguard and has a written contract of employment with Windguard (the "Service Agreement");



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         1.1.3    Windguard has the right to the services of the Consultant
                  pursuant to the Service Agreement together with the right to make the Consultant available to Aura; and

         1.1.4 Windguard knows of no reason which might cause the Inland Revenue to conclude that it is likely that income tax will not be deducted or accounted for in accordance with the Income (Employment) Regulations 1993, as amended in emoluments paid by Windguard to the Consultant.

1.2 Windguard will procure that the Consultant is aware and adheres to the terms of this Agreement.

1.3 From the date hereof until termination of this Agreement in accordance with clause 8 below Windguard shall make available to Aura the services of the Consultant at such times and at such places as Aura may consider necessary (provided that the Consultant shall not be required to perform Services at any location not within a reasonable daily travelling distance from his place of residence at the date of this Agreement) for the provision and completion to the Board of Directors of Aura's satisfaction of the following services (the "Services"):

         1.3.1    the Consultant shall act as chairman of Aura;

         1.3.2 the Consultant shall be responsible for all duties and accept all responsibilities incidental to his position as chairman or as may be assigned to him by the Chief Executive Officer of Advanced Marketing Services, Inc ("AMS"), in particular but not limited to the Aura business of wholesale books.

         1.3.3 as Chairman of Aura the Consultant shall have general supervision over the control of Aura's normal operations and activities, subject


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                  in all cases to the supervision and control of the Chief
                  Executive Officer of AMS. In such capacity, the Consultant shall have access to all regularly prepared financial statements, which he agrees to safeguard as if they were his own confidential information.

1.4      During the term of this Agreement Windguard undertakes to:-

         1.4.1 procure that the Consultant devotes during the time required by Aura under clause 1.1 above eighty per cent. of his time, attention and abilities to the provision of the Services to Aura;

         1.4.2 procure that the Consultant complies with such reasonable regulations and directions as Aura may from time to time prescribe in connection with the provision of the Services to Aura; and

         1.4.3 procure that the Consultant uses his best endeavours to promote the interests of, and generally acts in good faith in relation to Aura.

1.5 Windguard shall, and shall procure that the Consultant shall, use all reasonable care and skill in the provision of Services to Aura hereunder.

1.6 Windguard shall not be obliged to make the services of the Consultant available to Aura when the Consultant is unable to work due to holiday, illness or injury provided that:-

         1.6.1 the Consultant's holidays (in addition to bank and other public holidays) shall not exceed 20 working days per calendar year plus, by arrangement with the Directors of Aura so that one Director is always on duty, those days between Christmas and New Year and shall be taken at times approved in advance by Aura, such approval not to be unreasonable withheld;



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         1.6.2    in the event of the Consultant's illness or injury Windguard shall advise Aura of such illness or injury as soon as is reasonably practicable, giving details of the illness or injury and its likely duration.

1.7 Windguard shall procure that the Consultant complies with all reasonable standards of safety, takes due regard and complies with any safety regulations of Aura and any relevant statutory provision which may be in force from time to time, and reports any incident which could give rise to any unsafe working conditions or practices.

1.8 Aura shall make available to the Consultant suitable office accommodation and such clerical and secretarial assistance as may be reasonably necessary for the proper provision of the Services to Aura.

1.9 Windguard shall, whenever requested by Aura inform Aura (in writing if requested) of the Consultant's activities in connection with the business of Aura and shall provide the Consultant with such information about Aura as he may reasonably require for the provision of the Services to Aura.

2        FEES AND EXPENSES

2.1 Aura shall pay to Windguard on receipt of appropriate invoices (which shall be VAT invoices) a fee equal to(pound)11,367 plus VAT, pro rated for March and thereafter(pound)12,414 plus VAT per calendar month, such fee to be payable in arrear on the last day of each calendar month commencing March 1998. No fee shall be payable in respect of a calender month during which the services of the Consultant have at no time been made available to the Group (except by reason of incapacity). This fee shall be reviewed annually, with no commitment to increase, on 12 March.

2.2      Aura shall refund to Windguard or the Consultant (as appropriate) such


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         sums as shall cover all reasonable travelling and other out-of-pocket expenses reasonably incurred by the Consultant in the proper provision of the Services to Aura which expenses shall be evidenced in such manner as Aura may reasonably require.

2.3 Aura shall pay to Windguard in respect of the Consultant a further fee of (pound)10,000 at the end of each fiscal year when net income for Aura meets or exceeds projected expectations. This further fee will only be payable if at the end of the fiscal year concerned neither Windguard nor the Consultant has given or received notice of termination of this Agreement.

2.4 Aura shall pay to Windguard in respect of the Consultant a further fee of (pound)10,000 immediately after the first anniversary of the commencement of this Agreement, providing that, on that date, neither Windguard nor the Consultant has either given or received notice of termination of this Agreement.

2.5 Aura shall pay Windguard in respect of the Consultant a further fee of (pound)10,000 immediately after the second anniversary of the commencement of this Agreement, providing that, on that date, neither Windguard nor the Consultant has either given or received notice of termination of this Agreement.

3        CONFIDENTIALITY

3.1 Windguard agrees and warrants that during the term of this Agreement and at all times thereafter all or any information (on whatsoever media) regarding the operations, products, finance, marketing, administration, maintenance, research and development, future intentions and policy of the Group and AMS or any other information which may be a trade secret or of a confidential nature (including confidential information of any of the Group's customers) of which it or the Consultant is or becomes aware


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         shall be treated by it and the Consultant with the strictest confidence and secrecy, and that Windguard and the Consultant shall not disclose such information to any third party (except to employees or directors of the Group whose province it is to know such information) or use such information for Windguard's or the Consultant's own purposes or for any purposes other than those of the Group without the written permission of the Board of Directors of AMS and shall use its reasonable endeavours to prevent publication or disclosure of such information.

3.2 Windguard shall not, and shall procure that the Consultant shall not, either during the term of this Agreement or thereafter make any public statement about the Group or AMS which is detrimental or prejudicial to its business or reputation.

3.3 All notes, memoranda, records and writings made by Windguard or the Consultant relative to the business of Aura shall be and remain the property of Aura and shall be handed over to Aura from time to time on demand and in any event upon the termination of this Agreement.

4        INVENTIONS

4.1 Any invention, improvement, discovery, system, software, copyright, intellectual property rights, design or any amendment or change thereto made by Windguard or the Consultant, solely or jointly with any other person in relation to the business of the Group arising out of the provision of services under this Agreement shall become the sole property of Aura, and Windguard agrees (on behalf of itself and the Consultant) no further right to compensation in respect of the same. Windguard shall execute, and shall procure that the Consultant shall execute, all such documents and do all such things reasonably required to enable Aura to obtain registration or other protection for the aforesaid or (if necessary) to vest ownership of the aforesaid in Aura.


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4.2      Windguard shall not, and shall procure that the Consultant shall not, undertake any work pursuant to this Agreement if such work could or would infringe any third party rights in respect of patents, copyrights, registered design, or intellectual property rights, unless and until Windguard has notified Aura in writing of such possible infringement and Aura has given consent for Windguard or the Consultant to proceed notwithstanding any possible infringement.

4.3 On the termination of this agreement Windguard shall deliver up all correspondence, documentation, system design, software design, software programmes (on whatsoever media) or other specifications or other property of the Group which may be in its or the Consultant's possession, custody or control.

5        COVENANTS

5.1 Each of Windguard and the Consultant undertakes not, either alone or in conjunction with or on behalf of any other person, to do any of the following things for a period of 12 months following termination of this Agreement:-

         5.1.1 be engaged or (except as the holder of shares in a listed company which confer not more than five per cent. of the votes which could normally be cast at a general meeting of the company) directly or indirectly interested in carrying on any business which competes with the business of the Group in any of the countries in which the Group carries on its business;

         5.1.2 solicit the custom, in relation to goods or services sold to any person by the Group in the course of its business during the two years before the date of termination of that person in respect of


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                  similar goods or services;

         5.1.3 solicit or entice away from the employment of the Group any person who is at the date of this agreement an employee of the Group; or

         5.1.4 assist or encourage any other person to do any of the foregoing things.

5.2 Each undertaking contained in this clause shall be construed as a separate undertaking and if one or more of the undertakings is held to be against the public interest or unlawful or in any way an unreasonable restraint of trade, the remaining undertakings shall continue to bind Windguard and the Consultant.

6        INSURANCE AND LIABILITY

6.1 Windguard shall take out and maintain full and comprehensive insurance policies for employers' liabilities and public liability in respect of the provision of services to Aura hereunder and shall notify the insurers of Aura's interest and cause such interest to be noted on the policies (if the policies so permit). Windguard shall supply to Aura on request copies of such policies and evidence that premiums on them have been paid.

6.2 Aura shall indemnify Windguard against any liability, loss, damage, cost, claim or expense ("Liability") incurred by Windguard arising out of the Consultant properly complying with regulations or directions of Aura in providing the Services to Aura, provided that:-

         6.2.1 Aura is notified promptly of any action, claim or demand which may give rise to any Liability and that Windguard (at Aura's cost) takes such steps in relation to such action, claim or demand


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                  (including its defence or settlement) as Aura may reasonably require; and

         6.2.2 such indemnity shall not apply to the extent that any Liability is covered by any insurance policies effected by Windguard including (but without limitation) the insurance policies referred to in clause 6.1 above.

7        AUTHORITY AND RELATIONSHIP OF THE PARTIES

7.1 Windguard shall not, and shall procure that the Consultant shall not, assume, create or incur any liability or obligation on behalf of Aura or any other member of the Group (and acknowledges that neither it nor the Consultant has any right to do so) save as specifically authorised by Aura in this Agreement or otherwise in writing.

7.2 Windguard shall not, and shall procure that the Consultant shall not, at any time after the termination of this Agreement, either personally or by an agent directly or indirectly represent itself or himself as being in any way connected with or interested in the business of the Group.

7.3 Windguard confirms that the Consultant is an employee of Windguard and will remain so throughout the term of this Agreement. Accordingly, Windguard shall be responsible for all matters in relation to the Consultant's employment, including any disciplinary action, and shall bear exclusive responsibility for the payment of any National Insurance contributions, income tax and other statutory charges in respect of any payments made to the Consultant ("Taxes") and shall indemnify and keep indemnified Aura against any loss it suffers as a result of any claims against it for such Taxes or any other claims arising out of the Consultant being found to be an employee of Aura.

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7.4      Neither of the parties is the partner of the other and nothing in this
         Agreement shall render the Consultant an employee or a part of Aura.

8        TERMINATION

8.1 This Agreement shall subject as hereinafter provided continue in force until determined either by Aura or Windguard giving to the other not less than six months' notice in writing such notice not to expire before 12 March 2000.

8.2 Aura may terminate this Agreement forthwith by written notice to Windguard in the event of:-

         8.2.1 the Consultant being convicted of any criminal offence which Aura believes would adversely affect its business or the provision of the Services; or

         8.2.2 the Consultant having an order under Section 253 of the Insolvency Act 1986 made in respect of him or if an interim receiver of his property is appointed under Section 286 of that Act; or

         8.2.3 any material or persistent default or breach by Windguard or the Consultant of any of their respective obligations hereunder; or

         8.2.4 the Consultant being unable to perform the Services due to sickness or incapacity for an aggregate of 90 days in any calender year.

8.3 Either party may terminate this Agreement forthwith by written notice to the other in the event of:-

         8.3.1    the other being unable to pay its debts as they fall due; or



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         8.3.2    a petition being presented or meeting convened for the purpose of winding-up the other; or

         8.3.3 the other entering into liquidation whether compulsorily or voluntarily other than in connection with a scheme or reconstruction or amalgamation; or

         8.3.4 the other compounding with its creditors generally or have a receiver appointed or all or any part of its assets.

9        MISCELLANEOUS

9.1 In this Agreement "Group" means Aura and any other company which is for the time being its subsidiary or holding company or a subsidiary of such holding company (the terms "subsidiary" and "holding company" being as defined in section 736 of the Companies Act 1985), and any one of those companies.

9.2 Any notice required to be given by either party hereunder shall be left at or sent by registered or recorded delivery post to the registered office for the time being of other party. Any such notice shall be deemed to be served at the time when the same is handed to or left at the address of the party to be served and if served by post seven days after the day of posting.

9.3 This document shall constitute the whole agreement between the parties and may only be modified or otherwise amended by written agreement of the parties subsequent to the signing hereof.

9.4 Windguard will procure that the Services under this Agreement will be performed exclusively by the Consultant and the rights and obligations of Windguard hereunder shall not be capable of change or assignment by


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         Windguard without the prior written consent of Aura.

9.5 This Agreement shall be governed by English law and the parties hereby submit to the non-exclusive jurisdiction of the English Courts.

10.      GUARANTEE

         The Consultant hereby guarantees to Aura the due and punctual performance in all respects of the obligations of Windguard hereunder.



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IN WITNESS whereof this Agreement has been executed the day and year first above written.


SIGNED by                               )
for and on behalf of       )
AURA BOOKS PLC             )            C Tillinghurst
in the presence of:-       )


T Pickup




SIGNED by                               )
for and on behalf of       )
WINDGUARD LIMITED          )            P Hughes D'Aeth
in the presence of:-       )



S M Alais



Signed by ANDREW BAILEY                 )
in the presence of:-       )            A Bailey


S M Alais



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